                                                                    EXHIBIT 99.4


DSS STAFFING CORP. (AN "S" CORPORATION)
AN AFFILIATE AND FRANCHISEE OF
ATC HEALTHCARE SERVICES, INC.
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FINANCIAL STATEMENTS FOR THE YEARS ENDED
DECEMBER 31, 2001, 2000 AND 1999 AND
INDEPENDENT AUDITORS' REPORT

INDEPENDENT AUDITORS' REPORT

To the stockholders and Board of Directors of DSS Staffing Corp.:

We have audited the accompanying balance sheets of DSS Staffing Corp. (the "Company"), an "S" Corporation, as of December 31, 2001 and 2000, and the related statements of income and retained earnings and cash flows for each of the three years in the period ended December 31, 2001. Our audits also included the financial statement schedule of valuation and qualifying accounts for each of the three years in the period ended December 31, 2001. These financial statements and the financial statement schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial statement schedule based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2001 and 2000, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the financial statement schedule, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

Eichen & DiMeglio P.C.

Plainview, New York
April 2, 2002

DSS STAFFING CORP. (AN "S" CORPORATION)
AN AFFILIATE AND FRANCHISEE OF
ATC HEALTHCARE SERVICES, INC.
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BALANCE SHEETS
DECEMBER 31, 2001 AND 2000
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                                                                         2001           2000
                                                                      ----------     ----------
ASSETS

CURRENT ASSETS:
Cash and cash equivalents                                             $   49,826     $   10,710
Due from franchisor (net of allowance for refundable franchise fees of $330,000 and $290,000 at December 31,
   2001 and 2000, respectively)                                           94,072        331,556
Prepaid expenses and other current assets                                  5,860          1,988
                                                                      ----------     ----------
Total current assets                                                     149,758        344,254
                                                                      ----------     ----------

OTHER ASSETS - net:
Intangible assets - net                                                   48,873         54,273
Security deposit                                                          30,069              0
                                                                      ----------     ----------
Other assets - net                                                        78,942         54,273
                                                                      ----------     ----------

TOTAL                                                                 $  228,700     $  398,527
                                                                      ==========     ==========

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITY - accrued expenses                                  $   11,000     $    9,000
                                                                      ----------     ----------

COMMITMENTS

Common stock, no par value, authorized 200 shares;
  issued and outstanding, 60 shares                                       75,000         75,000
Retained earnings                                                        142,700        314,527
                                                                      ----------     ----------
Total stockholders' equity                                               217,700        389,527
                                                                      ----------     ----------

TOTAL                                                                 $  228,700     $  398,527
                                                                      ==========     ==========

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See notes to financial statements.

DSS STAFFING CORP. (AN "S" CORPORATION)
AN AFFILIATE AND FRANCHISEE OF
ATC HEALTHCARE SERVICES, INC.
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STATEMENTS OF INCOME AND RETAINED EARNINGS
FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999
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                                             2001              2000              1999
                                         ------------      ------------      ------------
NET FRANCHISE FEE INCOME                 $  4,592,155      $  3,721,034      $  3,551,712

OPERATING EXPENSES                          2,204,850         2,154,108         1,852,192
                                         ------------      ------------      ------------

INCOME FROM OPERATIONS                      2,387,305         1,566,926         1,699,520
                                         ------------      ------------      ------------

OTHER INCOME (EXPENSE) - net
Interest expense                                 (967)          (26,912)                0
Interest income                                   818             1,404             1,698
Other income                                   61,317            15,241            29,452
                                         ------------      ------------      ------------
Other income (expense) - net                   61,168           (10,267)           31,150
                                         ------------      ------------      ------------

INCOME BEFORE PROVISION FOR STATE
   INCOME TAXES                             2,448,473         1,556,659         1,730,670

PROVISION FOR STATE INCOME TAXES               25,300            19,870            13,198
                                         ------------      ------------      ------------

NET INCOME                                  2,423,173         1,536,789         1,717,472

RETAINED EARNINGS, BEGINNING OF YEAR          314,527           804,238           257,726

DISTRIBUTIONS TO STOCKHOLDERS              (2,595,000)       (2,026,500)       (1,170,960)
                                         ------------      ------------      ------------

RETAINED EARNINGS, END OF YEAR           $    142,700      $    314,527      $    804,238
                                         ============      ============      ============


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See notes to financial statements.

DSS STAFFING CORP. (AN "S" CORPORATION)
AN AFFILIATE AND FRANCHISEE OF
ATC HEALTHCARE SERVICES, INC.
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STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999
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                                                        2001              2000              1999
                                                    ------------      ------------      ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                          $  2,423,173      $  1,536,789      $  1,717,472
                                                    ------------      ------------      ------------
Adjustments to reconcile net income to net cash
   from operating activities:
   Allowance for refundable franchise fees                40,000           165,000            59,000
   Amortization of intangible assets                       5,400             5,420             5,420
Changes in operating assets and liabilities:
   Due from franchisor                                   197,484           319,818          (621,074)
   Prepaid expenses and other assets                      (3,872)           (1,450)             (538)
   Security deposit                                      (30,069)                0                 0
   Accrued expenses                                        2,000             2,000            (1,846)
                                                    ------------      ------------      ------------
Net adjustments                                          210,943           490,788          (559,038)
                                                    ------------      ------------      ------------

Net cash from operating activities                     2,634,116         2,027,577         1,158,434
                                                    ------------      ------------      ------------

CASH FLOWS USED IN FINANCING ACTIVITY -
   DISTRIBUTIONS TO STOCKHOLDERS                      (2,595,000)       (2,026,500)       (1,170,960)
                                                    ------------      ------------      ------------

NET INCREASE (DECREASE) IN CASH                           39,116             1,077           (12,526)

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR              10,710             9,633            22,159
                                                    ------------      ------------      ------------

CASH AND CASH EQUIVALENTS, END OF YEAR              $     49,826      $     10,710      $      9,633
                                                    ============      ============      ============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW
   INFORMATION:

Cash paid during the year for interest              $        967      $     26,912      $          0
                                                    ============      ============      ============
Cash paid during the year for income taxes          $     30,983      $     21,892      $     13,361
                                                    ============      ============      ============

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See notes to financial statements.

DSS STAFFING CORP. (AN "S" CORPORATION)
AN AFFILIATE AND FRANCHISEE OF
--------------------------------------------------------------------------------
ATC HEALTHCARE SERVICES, INC.
NOTES TO FINANCIAL STATEMENTS
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1.  ORGANIZATION AND DESCRIPTION OF BUSINESS

DSS Staffing Corp. (the "Company") was incorporated in the state of New York in August 1996 and is engaged in the business of providing temporary medical personnel to hospitals and other healthcare facilities in New York City and on Long Island. The Company operated this business as a franchisee of ATC Healthcare Services, Inc. (the "Franchisor" or "ATC") through December 31, 2001 and during January 2002 it was acquired by ATC (see Note 5). Certain stockholders/officers of the Company are related to stockholders/officers of ATC.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying financial statements have been prepared on the accrual basis of accounting.

REVENUE RECOGNITION

Revenues are recognized at the time the related services are performed. In accordance with the terms of the franchise agreement, the temporary medical service personnel provided to hospitals and other healthcare facilities by the Company are employees of the Franchisor and the related sales and accounts receivable they generate belong to ATC. In consideration for the provision of these services, the Company earns a franchise fee equal to 60 percent of the "Gross Margin" (sales generated by the Company less direct costs of sales). This gross margin represents the Company's source of revenue and is recorded as "net franchise fee income" in the accompanying statements of income.

ALLOWANCE FOR REFUNDABLE FRANCHISE FEES

In accordance with the terms of the franchise agreement, the Company may be charged back up to 50 percent of any uncollectible accounts receivable owned by ATC from sales generated by the Company. The allowance for refundable franchise fees represents an estimate of such potential chargebacks and the corresponding expense is included in operating expenses in the accompanying statements of income.

CASH AND CASH EQUIVALENTS

For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

INTANGIBLE ASSETS

Intangible assets consist of license fees paid to the Franchisor to operate the Company's business within its designated territory. These license fees are recorded at cost and amortized on the straight-line basis over a period of 15 years. Accumulated amortization aggregated $26,967 and $21,927 at December 31, 2001 and 2000, respectively.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates. The most significant estimate included in the accompanying financial statements is the allowance for refundable franchise fees.

NEW ACCOUNTING PRONOUNCEMENTS

The Company does not expect the adoption of recently issued accounting pronouncements to have a material effect, if any, on its financial condition or its results of operations.

CONCENTRATION OF CREDIT RISK

Financial instruments that potentially subject the Company to concentration of credit risk consist primarily of temporary cash investments. The Company restricts investment of temporary cash to a financial institution with a high credit standing. At times balances may exceed insurable amounts.

INCOME TAXES

The Company has elected to be treated as an S Corporation for income tax purposes and, accordingly, income or loss passes through to the stockholders' individual income tax return and no Federal income tax is imposed on the Company. The provision for state taxes consists of New York state taxes applicable to S Corporation income over certain amounts.

3.  TRANSACTIONS WITH RELATED PARTIES

The Company is owned by certain stockholders/officers who are related to stockholders/officers of the Franchisor. As an accommodation to the Company, the Franchisor often pays expenses on behalf of the Company and the Company records the expense and corresponding amount due to the Franchisor at the time the expense is incurred.

The Company also shares its administrative personnel, office space and principally all other overhead items with Direct Staffing, Inc. ("DS"), another franchisee of ATC that is owned by two stockholders, one of whom is also a stockholder of the Company. Substantially all of the Company's operating expenses included in the accompanying statements of income consist of allocated amounts between the Company and DS for these shared expenses.

4.  COMMITMENTS

OPERATING LEASES

The Company is obligated under several noncancelable operating leases for the rental of its office space and certain furniture and equipment, which expire at various dates through May 2008. The lease for office space contains customary escalation clauses relating to building maintenance and real estate taxes.

Future minimum lease payments at December 31, 2001 under such operating leases are as follows:

2002                       $   210,517
2003                           217,205
2004                           224,161
2005                           230,169
2006                           225,772
Thereafter                     313,684
                           -----------
Total                      $ 1,421,508
                           ===========

Rent expense for the years ended December 31, 2001, 2000 and 1999 aggregated approximately $207,100, $144,800 and $76,600, respectively.

5.  SUBSEQUENT EVENT

During January 2002, the Company and DS sold substantially all of their assets and businesses to ATC for approximately $20,000,000 plus contingent consideration based on future performance. In connection therewith, management intends to liquidate the Company during 2002 and ATC will assume all of the Company's obligations for leases and similar contracts.

                                                                      SCHEDULE 1

DSS STAFFING CORP. (AN "S" CORPORATION)
AN AFFILIATE AND FRANCHISEE OF ATC HEALTHCARE SERVICES, INC.

VALUATION AND QUALIFYING ACCOUNTS

                                                                   Years Ended
                                                      ---------------------------------------
                                                      December       December        December
                                                      31, 2001       31, 2000        31, 1999
                                                      --------       --------        --------
ALLOWANCE FOR REFUNDABLE
   FRANCHISE FEES:

Balance, beginning of period                         $ 290,000      $ 125,000       $  66,000

Charged to costs and expenses                           40,000        165,000          59,000
                                                     ---------      ---------       ---------
Balance, end of period                               $ 330,000      $ 290,000       $ 125,000
                                                     =========      =========       =========